Investor Presentation - Signal Hill November 2007 1 NOBEL LEARNING COMMUNITIES, INC. Exhibit 99.1

Investor Presentation - Signal Hill November 2007 2
NOBEL LEARNING COMMUNITIES, INC.
The following presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995,
about such things as the Company’s business, projected revenues, expenditures and operating and capital requirements.  Statements that are not historical facts are forward-looking statements, and are subject to certain risks, uncertainties and assumptions, such as factors that could cause actual results to vary materially. Among the factors that could impact our ability to achieve our stated goals are competitive conditions in the pre-elementary and elementary school education and services industry, including advertising and tuition price sensitivity; various factors affecting occupancy levels, including, but not limited to, the reduction in or changes to the general labor force that would reduce the need or demand for private schools; the establishment of governmentally mandated universal pre-K programs that do not allow for participation by for-profit operators; our inability to successfully defend against or counter negative publicity associated with claims involving alleged incidents at our schools; and the acceptance of our newly developed schools and businesses and performance of recently acquired businesses.  Forward-
looking statements should not be relied upon except as statements of our present intentions and expectations that may or may not occur.

Investor Presentation - Signal Hill November 2007 3
NLCI BUSINESS SUMMARY
• Premier operator in the for-profit private preschool,
elementary/middle school and specialty school market
– # 4 preschool and largest K-8 operator
– Predominantly private pay
• Education market expected to grow at 6.4% per year
– Fragmented: provides rollup growth opportunity
– Tuition increases of 3% to 5% per year
• Excellent target market characteristics:
– Dual income, high HH income families; professional and
technical employment
– Existing portfolio in high growth markets
• 3 year Net Income CAGR of over 30%

Preschool

Elementary

Middle

Camp &
Enrichment
Programs

Investor Presentation - Signal Hill November 2007 4
NLCI BUSINESS MODEL PRINCIPLES
• Focus on three growing trends faced by families
– Dual income and single parent households
– Frustration with public schools
– Assure child’s success in "Flat World"
• “Cluster” School Model
– Feeder preschools support K-8 occupancy
– Operating and marketing economies
• Programs to meet family after school, summer needs
• Curriculum-based with standardized testing providing
excellent value for educational outcomes

NOBEL LEARNING COMMUNITIES INC.

5
3
6
38
19
11
25
8
19
1
16
2
7

Investor Presentation - Signal Hill November 2007 5 SCHOOL LOCATIONS BY STATE

NOBEL LEARNING COMMUNITIES INC.

CHESTERBROOK Academy
A Nobel Learning Community

MERRYHILL SCHOOL
Established 1949
A Nobel Learning Community

Houston Learning Academy
A Nobel Learning Community

CAMP ZONE
A Nobel Learning Communities Camp Program

Paladin Academy
A Nobel Learning Community

BRIGHTON SCHOOL
A Nobel Learning Community

BETHESDA COUNTRY DAY SCHOOL
A NOBEL LEARNING COMMUNITY

Touchstone School
A Nobel Learning Community

LAKE FOREST PARK MONTESSORI
A Nobel Learning Community

Carefree Learning Center
A Nobel Learning Community

THE TOWN & COUNTRY SCHOOL OF VIENNA
A Nobel Learning Community

NORTH RALEIGH COUNTRY DAY SCHOOL
A Nobel Learning Community

EVERGREEN ACADEMY
A Nobel Learning Community

THE HONOR ROLL SCHOOL
EST. 1991

DEPARTMENT OF LABOR
UNITED STATES OF AMERICA

DISCOVERY ISLE®
CHILD DEVELOPMENT CENTER

Investor Presentation - Signal Hill November 2007 6 WE OPERATE UNDER MULTIPLE BRANDS East West Specialized Individual School Brands

Investor Presentation - Signal Hill November 2007 7
NLCI GROWTH STRATEGY
1.
Grow the preschool business
and utilize it, where
appropriate, to feed elementary school enrollment
2.
Extend our market leadership in the for-profit K-8
private school business
3.
Add education-based enrichment programs
that
can be sold to consumers through our schools and
other delivery channels
Our growth strategy consists of three prongs,
each building on the others

NOBEL LEARNING COMMUNITIES INC.

Here's how Links to Learning connects each learning component to the next.
Every great journey has a beginning.
How do you make the most of their potential?
Start here.

My fun and busy month
Links to Learning

Links to Learning™

Nobel Learning Preschool Curriculum

Investor Presentation - Signal Hill November 2007 8 GROW PRESCHOOL BUSINESS Retail Marketing Approach Our curriculum connects parents to what their child is learning in school

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NOBEL LEARNING COMMUNITIES
Conservation
For Learning
Nobel Learning Communities is committed to providing a quality educational program that allows our students to be successful in our increasingly global society. Our Conservation for Learning homepage is designed to motivate and inspire students to learning more about our Earth and how our everyday activities can affect it. By participating in the various projects, students are not only exploring core content areas such as literacy, math, science and social studies, but they are also acquiring critical thinking skills to assess themselves as learners and make informed decisions about the world around them. Please use the icons below to enter any of our current projects.
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Investor Presentation - Signal Hill November 2007 9
GROW ELEMENTARY/MIDDLE SCHOOL BUSINESS
Differentiate Schools Through Curriculum Delivery Model
• Utilize national network of schools to create extraordinary
"distance" learning experiences and student interactions
• Develop advanced skills to succeed in 21st century economy

1
2
Preschool
Preschool
Preschool
Preschool
Elementary/
Middle School
3
Enrichment Programs

Investor Presentation - Signal Hill November 2007 10 NLCI STRATEGY - COMPONENT INTEGRATION

Investor Presentation - Signal Hill November 2007 11 Financial Results NOBEL LEARNING COMMUNITIES, INC.

Investor Presentation - Signal Hill November 2007 12
Revenue Growth
• Three sources of growth
• Annual tuition increase of 3% - 5% - 1Q 2008 = 3.8%
• Comparable school enrollment increases – 1Q 2008 = 1.6%
• Acquisitions and new development – YTD added 5 by acquisition and 4 by new development
• Strong recurring revenues – high student retention rate
Margin Leverage Opportunity
• Margin expansion from comparable school enrollment growth
Earnings Leverage
• $175,000 pretax income = $0.01 EPS
KEY BUSINESS  CHARACTERISTICS

Investor Presentation - Signal Hill November 2007 13
Cash Flow
• Generate cash before services delivered
• Modest capital requirements – real estate leased, not owned
Capital Structure Strength
• One class of common stock - 10,600,000 shares diluted
• Dry powder - $50,000,000 revolving credit facility available
• $150,000,000 plus market cap
Governance Quality
• Strong board of directors for company of this size
• ISS CGQ - Governance Index Rating = 84.8
KEY BUSINESS  CHARACTERISTICS

Millions
2004
2005
2006
2007
1Q 07
1Q 08

2004
2005
2006
2007
1Q 07
1Q 08

Investor Presentation - Signal Hill November 2007 14
WE HAVE ENTERED A GROWTH PHASE
Net Revenue
$152
$158
$162
$183
$39
$45
$-
$50
$100
$150
$200
Revenue should be reviewed in conjunction with the Financial Statements and Notes thereto filed with the SEC.
Comparable School
Revenue Growth
2.8%
3.7%
1.5%
4.4%
4.9%
5.4%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
Revenue Growth   5.8%  3.9%   2.5%  13.0%   9.1%   14.1%

Gross Profit
2004
2005
2006
2007
1Q 07
1Q 08

Millions
2005
2006
2007
1Q 07
1Q 08

Investor Presentation - Signal Hill November 2007 15
GROSS PROFIT AND NET INCOME ARE INCREASING
Gross Profit and Net Income should be reviewed in conjunction with the Financial Statements and Notes thereto filed with the SEC.  Net Income for FY 2007 and FY 2005 – EPS shown represent results adjusted for non-recurring items in those respective fiscal periods.
Gross Profit / Gross Margin
$20.4
$22.0
$23.0
$27.5
$3.2
$4.1
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
Net Income
$3.4
$4.5
$5.8
$(0.7)
$(0.3)
$(1.1)
$0.3
$1.7
$3.2
$4.6
$6.0
Gross Margin      13.5%   14.0%  14.2%  15.0%    8.2%   9.2%
CAGR 30.6%

Investor Presentation - Signal Hill November 2007 16
Fiscal Quarter - EPS
$(0.18)
$(0.11)
$(0.10)
$(0.03)
$0.10
$0.12
$0.15 $0.15
$0.18
$0.21
$0.20
$0.22
$0.25
$(0.20)
$(0.10)
$-
$0.10
$0.20
$0.30
2005 2006 2007 2008
Fiscal Year
Q1 Q2 Q3 Q4
NLCI EPS TREND HAS IMPROVED STEADILY
For FY 2007 and FY 2005 – EPS shown represent results adjusted for non-recurring items in those respective fiscal periods.  See Financial Statements and Notes thereto filed with the SEC.
Fiscal Year - EPS
$0.35
$0.44
$0.55
$-
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
2005 2006 2007
Fiscal Year
Fiscal Year – July through June
CAGR 25.4%

Millions
2003
2004
2005
2006
2007
1Q 07
1Q 08

Millions
2003
2004
2005
2006
2007

Investor Presentation - Signal Hill November 2007 17
Free Cash Flow = cash from operations less capital expenditures
NLCI DEBT IS DOWN; FREE CASH FLOW IS UP
Total Debt
$35.5
$25.3
$15.5
$13.2
$0.0
$12.6
$0.0
$-
$10.0
$20.0
$30.0
$40.0
Free Cash Flow
$3.1
$5.3
$7.9
$8.3
$11.5
$-
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
CAGR   38.2%

Investor Presentation - Signal Hill November 2007 18
NLCI STOCK HAS REACTED FAVORABLY
Per Share Closing Price
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
New CEO hired
8-2003
Senior Management Team in place
HR, Education, COO, CFO
9-2003 through 1-2004
SVP Corporate
Development starts
NLCI reports first double
digit revenue increase in
over five years 2-2007

Investor Presentation - Signal Hill November 2007 19 NOBEL LEARNING COMMUNITIES, INC.